AFL-CIO HOUSING INVESTMENT TRUST

(the “HIT”)

Supplement dated September 26, 2023

to the Prospectus and Statement of Additional Information (the “SAI”),

each dated April 28, 2023 (as supplemented to date)

At a meeting of the Board of Trustees of the HIT (the “Board”) held on September 21, 2023, the Board approved new investment authorities for the HIT to enable the HIT to invest in certain instruments, loans, or assets that provide early-stage or structured financing (i.e. gap financing) related to or for the construction or rehabilitation of multifamily and/or single family housing developments. These new investment authorities will commence on or after December 1, 2023 (the “Effective Date”). Accordingly, on the Effective Date, the Prospectus and SAI are hereby supplemented to reflect these new investment authorities, as follows:

1)	The sections of the Prospectus entitled “Principal Investments—State/Local Government Credit Enhanced Mortgage Securities; Other Credit-Enhanced Mortgage Securities; Bridge Loans; Direct Mortgage Loans; and Loans to Investment Funds That Involve New Markets Tax Credit Transactions is deleted and replaced with the following:

State/Local Government Credit Enhanced Mortgage Securities; Other Credit-Enhanced Mortgage Securities; Bridge Loans; Direct Mortgage Loans; Loans to Investment Funds That Involve New Markets Tax Credit Transactions; and Early Stage or Structured Financings. Subject to certain limitations set out below, the HIT may invest in Mortgage Securities that are insured or guaranteed by state or local governments or are represented by loans made by lenders, which meet or provide certain indicia of credit quality (but which are not insured or guaranteed by state or local governments); bridge loans for tax credit projects; construction and/or permanent mortgage loans (or securities or interests backed by such loans) for projects that have evidence of support from a state or local government (or an agency or instrumentality thereof) or that are undertaken by a private entity with a successful record of real estate development, provided that any such investments meet certain underwriting criteria; and other instruments, interests, loans or assets that provide early-stage or structured financing (i.e., gap financing) related to or for the construction or rehabilitation of multifamily and/or single family housing developments (“Early Stage or Structured Financings”). In addition, certain of the investments in these categories are subject to caps, expressed as a maximum percentage of the HIT’s assets, as set forth below. The caps described in this section do not limit the HIT’s ability to invest in any asset that also meets the criteria of a different category of assets for which such cap does not apply.

Investments in the categories described in the immediately preceding paragraph include the following types of loans (as well as interests in and securities backed by these types of loans), provided, however, that the total amount invested in all such categories does not exceed 30% of value of the HIT’s assets at the time of acquisition.

•	Construction and/or permanent loans that (i) are supported either by the full faith and credit of a state or local government (or an agency or instrumentality thereof); (ii) are issued or guaranteed by a state or local housing finance agency and meet certain rating requirements; (iii) are issued by such an agency that meets certain rating requirements and provide specified recourse in the event of default; or (iv) are made by a lender acceptable to the HIT, including a state or local government entity lender, as long as the loan (or securities backed by the loan) is secured by cash placed in escrow or trust, a letter of credit, insurance or another form of

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guaranty issued by an entity that meets certain credit rating requirements. The total principal amount of the investment in this category shall not exceed 15% of the value of the HIT’s assets at the time of acquisition.

•	Loans described below that, in the aggregate do not exceed 15% of the value of the HIT’s assets, at the time of purchase;
▪	Bridge loans for multifamily housing development projects which have allocations or other rights to receive state or federal tax credits; and

▪	Construction and/or permanent mortgage loans for projects that (i) have evidence of support from state or local governments and/or that are undertaken by a private entity with a successful record of real estate development, and that meet specified underwriting criteria or other additional requirements; or (ii) meet certain specified underwriting criteria but that need not be guaranteed, insured or backed by any other collateral other than the mortgage on the project (together Direct Mortgage Loans).

•	Loans to certain investment funds which are involved with federal New Markets Tax Credit transactions. The total principal amount of such investments outstanding from time to time shall not exceed 3% of the value of all of the HIT’s assets at the time of purchase.

•	Early Stage or Structured Financings, including pre-development loans, mezzanine loans, and preferred equity. The total principal amount of such investments outstanding from time to time shall not exceed 2% of the value of all of the HIT’s assets at the time of purchase.

For purposes of calculating the value of investments at the time of acquisition on forward commitments in order to meet the thresholds noted for the categories above, the HIT will not include principal amounts that the HIT has promised to fund but has not yet actually funded.

The HIT may also invest in state and local government credit-enhanced Mortgage Securities or privately credit-enhanced Mortgage Securities that have any combination of the types of credit enhancement required for HIT investments, provided that 100% of the principal portion of the investment has an acceptable form of credit enhancement. Multiple forms of credit enhancement may be combined either concurrently or sequentially.

The Mortgage Securities described in this section will not typically be insured by FHA, guaranteed by Ginnie Mae, or issued or guaranteed by Fannie Mae or Freddie Mac. For more information about these types of investments, including the underwriting and credit enhancement criteria that apply to each, see “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS” in the HIT’s SAI.

2)	The following section is inserted immediately following the section of the SAI entitled “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS—THE HIT’S INVESTMENTS AND STRATEGIES—Direct Lending”:

Early Stage or Structured Financings

The HIT is permitted to invest up to 2% of the value of its assets at the time of purchase in instruments, interests, loans or assets that provide early-stage or structured financing (i.e., gap financing) related to or for the construction or rehabilitation of multifamily and/or single family housing developments, including the below sub-categories of such investments (collectively, “Early Stage or Structured Financings”).

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The HIT will look to structure Early Stage or Structured Financings to help minimize the HIT’s risks on such investments and will invest in such assets only in cases where they have been approved by the Trust in accordance with the Trust’s underwriting guidelines. Such underwriting guidelines will address, among other things, the viability of the project in its market, the availability of subsidies, the degree of local governmental support (if any) and the experience of the development sponsor and other parties, among other factors. The HIT also believes that any additional risk associated with Early Stage or Structured Financings, as compared to the HIT’s other authorized investments, will be offset by the higher interest rates or other returns on investment.

The investments in this category are subject to real-estate related risks that could have a material adverse effect on the value and performance of the investments. See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS -- Risk Factors -- 8. Real Estate-Related Risks” and “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS -- Risk Factors -- 21. Risks Related to Early Stage or Structured Financings” below.

1.	Pre-Development Loans

The HIT may invest in certain early-stage construction-related loans to finance multifamily housing and other real estate projects. These loans are sometimes referred to as pre-development loans. Pre-development loans are short-term financings that pay a fixed or floating rate of interest. Sponsors and developers of multifamily housing and other real estate projects typically seek financing to cover a wide range of expenses during the pre-development phase of these projects, including architectural and engineering fees, land acquisition costs, environmental surveys and assessments, legal fees, demolition, regulatory licenses and permits, and various third-party reports. This financing enables multifamily housing or other real estate projects to move from concept to “shovel-ready” construction, although there is no guarantee that a project will be viable or that construction of the project will ultimately commence.

Unlike most other assets in which the HIT invests, pre-development loans may not be secured by mortgages or liens on real property, are not in any event directly related to payments on first-lien mortgage loans and are not insured or guaranteed by the federal government or any other entity such as Fannie Mae or Freddie Mac. Pre-development loans may be secured or unsecured. However, pre-development loans will normally be backed by the maker of the obligation or guaranteed by the development sponsor or other party. There is no requirement that a pre-development loan be rated or ratable.

2.	Mezzanine Loans

The HIT may invest in mezzanine loans to finance multifamily housing and other real estate projects. Mezzanine loans are a form of subordinated financing and are frequently used by sponsors and developers as a financing alternative to first-lien mortgage loans and other forms of financing. Mezzanine loans have fixed or floating interest rates and set maturity dates.

Unlike most other assets in which the HIT invests, mezzanine loans may not be secured by mortgages or liens on real property, are not in any event directly related to payments on first-lien mortgage loans and are not insured or guaranteed by the federal government or any other entity such as Fannie Mae or Freddie Mac. Mezzanine loans may be secured or unsecured. However, even if the mezzanine loans in which the HIT invests are secured, the rights of the HIT will be subordinate to the rights of the first priority lien holder. Mezzanine loans will normally be backed by the maker of the obligation, guaranteed by the development sponsor or other party and secured by the ownership interest in the development owner. There is no requirement that a mezzanine loan be rated or ratable.

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3.	Preferred Equity

The HIT may invest in preferred equity to finance multifamily housing and other real estate projects. Preferred equity is a form of subordinated financing and is frequently used by sponsors and developers as a financing alternative to first-lien mortgage loans, mezzanine loans and other forms of financing (including common equity). In preferred equity financing, the investor receives an ownership interest in a special purpose investment fund (typically a limited liability company or a limited partnership) and, typically, a fixed interest rate. Investors may also be able to participate in the profit that the sponsor or developer receives from the multifamily housing or other real estate project (known as an “equity kicker”).

Unlike most other assets in which the HIT invests, preferred equity is not typically secured by mortgages or liens on real property, is not in any event directly related to payments on first-lien mortgage loans and mezzanine loans and is not insured or guaranteed by the federal government or any other entity such as Fannie Mae or Freddie Mac. However, even if the preferred equity in which the HIT invests is secured, the rights of the HIT will be subordinate to the rights of the first and subordinate priority lien holders (although they would be senior to the rights of common equityholders). Preferred equity will normally be guaranteed by the development sponsor or other party. There is no requirement that preferred equity be rated or ratable.

3)	The following section is inserted immediately following the section of the SAI entitled “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS—RISK FACTORS—20. Inflation Risk”

21. Risks Related to Early Stage or Structured Financings

The HIT is subject to certain heightened and/or unique risks in connection with Early Stage or Structured Financings. For example, with respect to pre-development loans, because the financing is typically provided in the earlier stages of a multifamily housing or other real estate project, the HIT is subject to a greater risk of loss as compared to other forms of construction financing because there is a greater risk that the project will not be viable or that construction of the project will not ultimately commence. In addition, unlike conventional mortgage loans, Early Stage or Structured Financings are not secured by first-lien mortgages and may not be secured by mortgages or liens on real property at all. Generally, mezzanine loans may be more highly leveraged than other types of loans and subordinate in the capital structure of the borrower. Accordingly, mezzanine loans involve a greater risk of default due to the need of the borrower to service more indebtedness and, therefore, the HIT is subject to a greater risk of loss. While foreclosure of a mezzanine loan generally takes less time than foreclosure of a conventional mortgage loan, the holder of a mezzanine loan has different and less favorable remedies available as compared to the holder of a first lien mortgage loan. To the extent that the amount of mortgages and senior indebtedness and liens exceed the value of the real estate, any collateral underlying a mezzanine loan may have little or no value. Preferred equity is similar to a mezzanine loan in function and, therefore, subjects the HIT to the heightened and/or unique risks described above. However, there are heightened risks associated with preferred equity investments because preferred equity is subordinate to conventional mortgage loans as well as mezzanine loans and the higher level of indebtedness subjects the HIT to a greater risk of loss because of the greater risk of default.

Participants should retain this Supplement for future reference.

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